UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - JULY 14, 2005

                           NORTHWEST PASSAGE VENTURES, LTD.
             (Exact name of Registrant as specified in its charter)

             NEVADA                     333-110052               20-0177856
(State or other jurisdiction of        (Commission            (IRS Employer
          incorporation)               File Number)       Identification Number)

                               509-207 West Hastings Street
                               Vancouver, British Columbia
                                    V6B 1H7    Canada
                    (Address of principal executive offices)

                                 (604) 687-3113
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Mr. Arndt O. Roehlig has resigned as a director and the Secretary and Treasurer of the Company effective as of July 14, 2005. The resignation of Mr. Arndt O. Roehlig was in no way connected to a disagreement with the Company regarding operations, policies or practices.

      Effective as of July 14, 2005, Mr. Axel G. Roehlig will be the sole director of the Company, and continue to serve as the Company's President, Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer. As well, Mr. Axel G. Roehlig has been appointed to the offices of Secretary and Treasurer. There are no employment or other agreements between Mr. Axel G. Roehlig and the Company regarding his service as an officer.

      At the present time, the Company has no director's committees.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest Passage Ventures, Ltd. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 NORTHWEST PASSAGE VENTURES, LTD.

Dated: July 20, 2005


                                 By: /s/ Axel G. Roehlig
                                 -------------------------------
                                 Name:  Axel G. Roehlig
                                 Title: President, Chief Executive Officer,
                                 Chief Financial Officer, Principal
                                 Accounting Officer, Secretary,
                                 Treasurer and a member of the Board
                                 of Directors

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